Exhibit 24(c)(i)


                        OPPENHEIMER STRATEGIC INCOME FUND
                    Class Y Share Certificate (8-1/2" x 11")


I.       FRONT OF CERTIFICATE       (All text and other matter lies within
                                            decorative border 5/16" in width)

                           (upper left)     box with heading: NUMBER [of shares]
                           (upper right)    box with heading: CLASS Y SHARES

                           (centered below boxes)
                        Oppenheimer Strategic Income Fund
                         A MASSACHUSETTS BUSINESS TRUST

(at left)           THIS IS TO CERTIFY THAT   (at right)        SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                                     box: CUSIP

(at left)                  is the owner of

         (centered)        FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST OF

                                    OPPENHEIMER STRATEGIC INCOME FUND

                  (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Fund's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.
                                                              Dated:
                  (at left                                    (at right
                  of seal)                                    of seal)
                  (signature)                                 (signature)

                  /s/ George C. Bowen                   /s/ Bridget A. Macaskill
                  -------------------                   ------------------------
                  TREASURER                                 PRESIDENT
                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                        OPPENHEIMER STRATEGIC INCOME FUND
                                      SEAL
                                      1989
                          COMMONWEALTH OF MASSACHUSETTS



(at lower right, printed
 vertically)                                         Countersigned
                                                  OPPENHEIMERFUNDS SERVICES
                                                (A DIVISION OF OPPENHEIMERFUNDS,
  INC.)
                                               Englewood (Co)    Transfer Agent

                                                 By ____________________________
                                                           Authorized Signature


II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety

JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - _____________ Custodian ____________
                                  (Cust)                              (Minor)

                                             UNDER UGMA/UTMA ___________________
                                                                         (State)

Additional abbreviations may also be used though not on above list.

For Value Received  ................  hereby sell(s),  assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)


_____________________________      (Please  print or type name and  address  of
assignee)

------------------------------------------------------

________________________________________________Class  Y  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                       Signed: __________________________

                                            -----------------------------------
                        (Both must sign if joint owners)

                                        Signature(s) __________________________
                                        guaranteed        Name of Guarantor

                                          by:      _____________________________
                                                     Signature of Officer/Title

(text printed
 vertically to right NOTICE: The signature(s) to this assignment must correspond with of above paragraph) with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a
box to left of                      financial institution of the type
signature(s))                  described in the current prospectus of the Trust.


PLEASE NOTE: This document contains         (OppenheimerFunds
watermark when viewed at an angle.  It is            logo)
invalid without this watermark:
-----------------------------------------------------------------
         THIS SPACE MUST NOT BE COVERED IN ANY WAY